               THIRD SUPPLEMENTAL INDENTURE, dated as of September 29, 2000 (the
"Supplemental Indenture") between Outsourcing Solutions, Inc., a corporation organized under the laws of the State of Delaware (the "Company"), and RWC CONSULTING GROUP, LLC, a Delaware
limited liability company, and OSI OUTSOURCING SERVICES INTERNATIONAL, LTD., a Delaware
corporation ("Additional Guarantors") (as defined below) and Wilmington Trust Company (the
"Trustee"), as Trustee under the Indenture (as defined below).  Capitalized terms used and not defined herein shall have the same meanings given in the Indenture unless otherwise indicated.

               WHEREAS, the Company, the Guarantors thereto and the Trustee are parties to that certain Indenture dated as of November 6, 1996 (the "Indenture") pursuant to which the
Company issued its 11% Senior Subordinated Notes 2006 (the "Notes") and the Guarantors
guaranteed the obligations of the Company under the Indenture and the Notes;

               WHEREAS, pursuant to Section 4.18 of the Indenture, if the Company acquires or creates any additional subsidiary which is a domestic Restricted Subsidiary, each such subsidiary shall execute and deliver a supplemental indenture pursuant to which such subsidiary shall unconditionally guaranty the Company's obligations under the Notes;

               WHEREAS, each of the Additional Guarantors is a domestic Restricted Subsidiary of the Company;

               WHEREAS,  the Company and the Trustee desire to have the Additional  Guarantors enter into this  Supplemental  Indenture and agree to guaranty the  obligations of the Company under the  Indenture  and the Notes and the  Additional  Guarantors  desire to enter  into the
Supplemental  Indenture  and to guaranty the  obligations  of the Company  under the Indenture and the Notes as of such date;

               WHEREAS, Section 9.1 of the Indenture provides that the Company, the
Guarantors and the Trustee may, without the written consent of the holders of the outstanding Notes, amend the Indenture as provided herein;

               WHEREAS, by entering into this Supplemental Indenture, the Company, and the
Trustee have consented to amend the Indenture in accordance with the terms and conditions herein; and

               WHEREAS, each Guarantor hereby acknowledges and consents to amend the
Indenture in accordance with the terms and conditions herein;

               WHEREAS, all acts and things prescribed by the Certificate of Incorporation,
Bylaws, Articles of Organization and the Limited Liability Company Agreement (as
appropriate, each as now in effect) of the Additional Guarantors necessary to make this
Supplemental Indenture a valid instrument legally binding on the Additional Guarantors for the purposes herein expressed, in accordance with its terms, have been duly done and performed;

               NOW, THEREFORE, in consideration of the foregoing and for other good and valuable consideration, the receipt of which is hereby acknowledged, the Company, the
Additional Guarantors and the Trustee hereby agree for the benefit of each other and the equal and ratable benefit of the holders of the Notes as follows:

               1.     Additional Guarantors as Guarantors.  As of the date hereof and pursuant to this Indenture Supplement, each of the Additional Guarantors shall become a
Guarantor under clause (ii) of the definition of Guarantor in the Indenture in accordance with the terms and conditions of the Indenture and shall assume all rights and obligations of a Guarantor thereunder.

               2.     Compliance with and Fulfillment of Condition of Section 4.18.  The execution and delivery of this Supplemental Indenture by the Additional Guarantors (along with such documentation relating thereto as the Trustee shall require, including, without limitation, an Opinion of Counsel as to the enforceability of the Supplemental Indenture and an Officer's Certificate) fulfills the obligations of the Company under Section 4.18 of the
Indenture.

               3.     Construction.  For all purposes of this Supplemental Indenture, except as otherwise herein expressly provided or unless the context otherwise requires:  (i) the terms and expressions used herein shall have the same meanings as corresponding terms and expressions used in the Indenture; and (ii) the words "herein," "hereof" and "hereby" and other words of similar import used in this Supplemental Indenture refer to this Supplemental
Indenture as a whole and not to any particular Section hereof.

               4.     Trustee Acceptance.  The Trustee accepts the amendment of the Indenture effected by this Supplemental Indenture, as hereby amended, but only upon the terms and conditions set forth in the Indenture, as hereby amended, including the terms and provisions defining and limiting the liabilities and responsibilities of the Trustee in the performance of its duties and obligations under the Indenture, as hereby amended.  Without limiting the generality of the foregoing, the Trustee has no responsibility for the correctness of the recitals of fact herein contained which shall be taken as the statements of each of the
Company and the Additional Guarantors, respectively, and makes no representations as to the validity or enforceability against any of the Company or the Additional Guarantors.

               5.    Indenture Ratified.  Except as expressly amended hereby, the Indenture is in all respects ratified and confirmed and all the terms, conditions and provisions thereof shall remain in full force and effect.

               6.     Holders Bound.  This Supplemental Indenture shall form a part of the
Indenture for all purposes, and every holder of the Notes heretofore or hereafter authenticated and delivered shall be bound hereby.

               7.     Successors and Assigns.  This Supplemental Indenture shall be binding upon and inure to the benefit of the parties hereto and their respective successors and assigns.

               8.     Counterparts.  This Supplemental Indenture may be executed in any number of counterparts, each of which when so executed shall be deemed to be an original, and all of such counterparts shall together constitute one and the same instrument.

               9.     Governing Law.  This Supplemental Indenture shall be governed by and construed in accordance with the internal laws of the State of New York without giving effect to principles of conflicts of laws.

        IN WITNESS WHEREOF, the Company, the Additional Guarantors and the
Trustee  have  caused this  Supplemental  Indenture  to be duly  executed as of the date first above written.

               COMPANY:

               OUTSOURCING SOLUTIONS INC.

               By:    /s/ Timothy G. Beffa
                      Timothy G. Beffa
               Title: President

               ADDITIONAL GUARANTORS:

               RWC CONSULTING GROUP, LLC.

               By:    /s/ Timothy G. Beffa
                      Timothy G. Beffa
               Title: Chairman

               OSI OUTSOURCING SERVICES INTERNATIONAL, LTD.

               By:    /s/ Timothy G. Beffa
                      Timothy G. Beffa
               Title: Chairman of the Board

               TRUSTEE:

               WILMINGTON TRUST COMPANY, not in its individual capacity but solely as trustee

               By:    /s/ Bruce L. Bisson
                      Bruce L. Bisson
               Title: Vice President

               ACKNOWLEDGED AND CONSENTED:

               OSI SUPPORT SERVICES, INC.
               (formerly known as Payco American Corporation)

               By:    /s/ Timothy G. Beffa
                      Timothy G. Beffa
               Title: President

               OSI COLLECTION SERVICES, INC.
               (formerly known as Payco-General American Credits, Inc.)

               By:    /s/ Timothy G. Beffa
                      Timothy G. Beffa
               Title: President

               OSI EDUCATION SERVICES, INC.
               (formerly known as University Accounting Service, Inc.)

               By:    /s/ Timothy G. Beffa
                      Timothy G. Beffa
               Title: President

               JENNIFER LOOMIS & ASSOCIATES, INC.

               By:    /s/ Timothy G. Beffa
                      Timothy G. Beffa
               Title: President

               ASSET RECOVERY & MANAGEMENT CORP.

               By:    /s/ Timothy G. Beffa
                      Timothy G. Beffa
               Title: President

               QUALINK, INC.

               By:    /s/ Timothy G. Beffa
                      Timothy G. Beffa
               Title: President

               INDIANA MUTUAL CREDIT ASSOCIATION, INC.

               By:    /s/ Timothy G. Beffa
                      Timothy G. Beffa
               Title: President

               GRABLE, GREINER & WOLFF, INC.

               By:    /s/ Timothy G. Beffa
                      Timothy G. Beffa
               Title: President

               PROFESSIONAL RECOVERIES, INC.

               By:   /s/ Timothy G. Beffa
                      Timothy G. Beffa
               Title: President

               PAYCO AMERICAN INTERNATIONAL CORP.

               By:    /s/ Timothy G. Beffa
                      Timothy G. Beffa
               Title: President

               OSI PORTFOLIO SERVICES, INC.
               (formerly known as Account Portfolios, Inc.)

               By:    /s/ Timothy G. Beffa
                      Timothy G. Beffa
               Title: Chairman

               GULF STATE CREDIT, L.L.C.

               By:   /s/ Timothy G. Beffa
                      Timothy G. Beffa
               Title: Chairman

               PERIMETER CREDIT, L.L.C.

               By:    /s/ Timothy G. Beffa
                      Timothy G. Beffa
               Title: Chairman

               NORTH SHORE AGENCY, INC.

               By:    /s/ Timothy G. Beffa
                      Timothy G. Beffa
               Title: Vice President

               THE UNION CORPORATION

               By:    /s/ Timothy G. Beffa
                      Timothy G. Beffa
               Title: President

               OSI OUTSOURCING SERVICES, INC.
               (formerly known as Interactive Performance, Inc.)

               By:    /s/ Timothy G. Beffa
                      Timothy G. Beffa
               Title: Chairman

               TRANSWORLD SYSTEMS, INC.

               By:    /s/ Timothy G. Beffa
                      Timothy G. Beffa
               Title: Vice President

               UCO PROPERTIES, INC.

               By:   /s/ Timothy G. Beffa
                      Timothy G. Beffa
               Title: President

               UNION SPECIALTY STEEL CASTING CORPORATION

               By:    /s/ Timothy G. Beffa
                      Timothy G. Beffa
               Title: President

               UNION FINANCIAL SERVICES GROUP, INC.

               By:    //s/ Timothy G. Beffa
                      Timothy G. Beffa
               Title: President

               AMERICAN RECOVERY COMPANY, INC.

               By:    /s/ Timothy G. Beffa
                      Timothy G. Beffa
               Title: President

               C.S.N. CORP.

               By:    /s/ Timothy G. Beffa
                      Timothy G. Beffa
               Title: President

               GENERAL CONNECTOR CORPORATION

               By:    /s/ Timothy G. Beffa
                      Timothy G. Beffa
               Title: President

               U.C.O.-M.B.A. CORPORATION

               By:    /s/ Timothy G. Beffa
                      Timothy G. Beffa
               Title: President

               UNIVERSITY ACCOUNTING SERVICE, LLC

               By:    /s/ Timothy G. Beffa
                      Timothy G. Beffa
               Title: President

                                                  GUARANTEE

               RWC Consulting Group, LLC (the "Guarantor") has unconditionally guaranteed on a senior basis (the "Guarantee") that the Principal of, interest and Additional Interest, if any, on and any Additional Amounts, if any, with respect to the Security upon which this notation is endorsed, will be duly and punctually paid in full when due, whether at maturity, by acceleration or otherwise, and interest on overdue Principal, and (to the extent permitted by law) interest on any interest or Additional Interest, if any, on or
Additional Amounts, if any, with respect to the Securities and all other Obligations of the
Company to the Holders or the Trustee under the Securities or the Indenture (including fees, expenses or other Obligations) will be promptly paid in full or performed.

               The obligations of the Guarantor to the Holders of Securities and to the
Trustee pursuant to the Guarantee and the Indenture and the Second Supplemental Indenture
are expressly set forth, and are senior obligations of each such Guarantor to the extent and in the manner provided, in Article X of the Indenture, and reference is made to such
Indenture for the precise terms of the Guarantee therein made.

               A trustee, director, officer, employee, stockholder or incorporator, as such of the Guarantor shall not have any liability for any obligations of the Guarantor under the
Securities, the Indenture, the Supplemental Indenture or the Guarantee or for any claim based on, in respect of, or by reason of, such obligations or their creation. Each Holder by accepting a Security waives and releases all such liability.  The waiver and release are part of the consideration for the issue of the Guarantee.

               All capitalized terms used but not defined herein shall have the meaning ascribed to them in the Security upon which this notation is endorsed.  As used herein the
"Third Supplemental Indenture" means the Third Supplemental Indenture, dated as of September
29, 2000, among the Company, the Original Guarantors (as defined therein), the Additional
Guarantors (as defined therein) and the Trustee.

               The Guarantee shall not be valid or obligatory for any purpose until the certificate of authentication on the Securities upon which the Guarantee is noted shall have been executed by the Trustee under the Indenture and the Third Supplemental Indenture by the
manual signature of one of its authorized officers.

               Guarantor:    RWC Consulting Group, LLC

               By:           /s/ Timothy G. Beffa

               Name:         Timothy G. Beffa

               Title:        Chairman

                                                  GUARANTEE

               OSI Outsourcing Services International, Ltd. (the "Guarantor") has
unconditionally guaranteed on a senior basis (the "Guarantee") that the Principal of, interest and Additional Interest, if any, on and any Additional Amounts, if any, with respect to the Security upon which this notation is endorsed, will be duly and punctually paid in full when due, whether at maturity, by acceleration or otherwise, and interest on overdue Principal, and (to the extent permitted by law) interest on any interest or
Additional Interest, if any, on or Additional Amounts, if any, with respect to the
Securities and all other Obligations of the Company to the Holders or the Trustee under the
Securities or the Indenture (including fees, expenses or other Obligations) will be promptly paid in full or performed.

               The obligations of the Guarantor to the Holders of Securities and to the
Trustee pursuant to the Guarantee and the Indenture and the Second Supplemental Indenture
are expressly set forth, and are senior obligations of each such Guarantor to the extent and in the manner provided, in Article X of the Indenture, and reference is made to such
Indenture for the precise terms of the Guarantee therein made.

               A trustee, director, officer, employee, stockholder or incorporator, as such of the Guarantor shall not have any liability for any obligations of the Guarantor under the
Securities, the Indenture, the Supplemental Indenture or the Guarantee or for any claim based on, in respect of, or by reason of, such obligations or their creation. Each Holder by accepting a Security waives and releases all such liability.  The waiver and release are part of the consideration for the issue of the Guarantee.

               All capitalized terms used but not defined herein shall have the meaning ascribed to them in the Security upon which this notation is endorsed.  As used herein the
"Third Supplemental Indenture" means the Third Supplemental Indenture, dated as of September
29, 2000, among the Company, the Original Guarantors (as defined therein), the Additional
Guarantors (as defined therein) and the Trustee.

               The Guarantee shall not be valid or obligatory for any purpose until the certificate of authentication on the Securities upon which the Guarantee is noted shall have been executed by the Trustee under the Indenture and the Third Supplemental Indenture by the
manual signature of one of its authorized officers.

               Guarantor:    OSI Outsourcing Services International, Ltd.

               By:           /s/ Timothy G. Beffa

               Name:         Timothy G. Beffa

               Title:        Chairman of the Board